POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby makes, constitutes and appoints each of R. Jay Gerken, Robert I. Frenkel, Thomas C. Mandia, George Hoyt and Rosemary D. Emmens with full power to act without the other, as his or her agent and attorney-in-fact for the purpose of executing in his or her name, in his or her capacity as a Trustee of Legg Mason Partners Trust II (the “Trust”), registration statements on Form N-14 (including amendments thereto), with respect to the Legg Mason Partners International Large Cap Fund, a series of the Trust, to be filed with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

All past acts of an attorney-in-fact in furtherance of the foregoing are hereby ratified and confirmed.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

This power of attorney shall be valid from the date hereof until revoked by me.

IN WITNESS WHEREOF, I have executed this instrument as of the 19th day of June, 2006.

/s/ R. Jay Gerken R. Jay Gerken	Trustee and Chairman of the Board	June 19, 2006

Elliott J. Berv	Trustee	June 19, 2006

Donald M. Carlton	Trustee	June 19, 2006

A. Benton Cocanougher	Trustee	June 19, 2006

Mark T. Finn	Trustee	June 19, 2006

Stephen R. Gross	Trustee	June 19, 2006

Diana R. Harrington	Trustee	June 19, 2006

Susan B. Kerley	Trustee	June 19, 2006

Alan G. Merten	Trustee	June 19, 2006

R. Richardson Pettit	Trustee	June 19, 2006

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby makes, constitutes and appoints each of R. Jay Gerken, Robert I. Frenkel, Thomas C. Mandia, George Hoyt and Rosemary D. Emmens with full power to act without the other, as his or her agent and attorney-in-fact for the purpose of executing in his or her name, in his or her capacity as a Trustee of Legg Mason Partners Trust II (the “Trust”), registration statements on Form N-14 (including amendments thereto), with respect to the Legg Mason Partners International Large Cap Fund, a series of the Trust, to be filed with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

All past acts of an attorney-in-fact in furtherance of the foregoing are hereby ratified and confirmed.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

This power of attorney shall be valid from the date hereof until revoked by me.

IN WITNESS WHEREOF, I have executed this instrument as of the 19th day of June, 2006.

R. Jay Gerken	Trustee and Chairman of the Board	June 19, 2006

/s/ Elliott J. Berv Elliott J. Berv	Trustee	June 19, 2006

Donald M. Carlton	Trustee	June 19, 2006

A. Benton Cocanougher	Trustee	June 19, 2006

Mark T. Finn	Trustee	June 19, 2006

Stephen R. Gross	Trustee	June 19, 2006

Diana R. Harrington	Trustee	June 19, 2006

Susan B. Kerley	Trustee	June 19, 2006

Alan G. Merten	Trustee	June 19, 2006

R. Richardson Pettit	Trustee	June 19, 2006

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby makes, constitutes and appoints each of R. Jay Gerken, Robert I. Frenkel, Thomas C. Mandia, George Hoyt and Rosemary D. Emmens with full power to act without the other, as his or her agent and attorney-in-fact for the purpose of executing in his or her name, in his or her capacity as a Trustee of Legg Mason Partners Trust II (the “Trust”), registration statements on Form N-14 (including amendments thereto), with respect to the Legg Mason Partners International Large Cap Fund, a series of the Trust, to be filed with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

All past acts of an attorney-in-fact in furtherance of the foregoing are hereby ratified and confirmed.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

This power of attorney shall be valid from the date hereof until revoked by me.

IN WITNESS WHEREOF, I have executed this instrument as of the 19th day of June, 2006.

R. Jay Gerken	Trustee and Chairman of the Board	June 19, 2006

Elliott J. Berv	Trustee	June 19, 2006

/s/ Donald M. Carlton Donald M. Carlton	Trustee	June 19, 2006

A. Benton Cocanougher	Trustee	June 19, 2006

Mark T. Finn	Trustee	June 19, 2006

Stephen R. Gross	Trustee	June 19, 2006

Diana R. Harrington	Trustee	June 19, 2006

Susan B. Kerley	Trustee	June 19, 2006

Alan G. Merten	Trustee	June 19, 2006

R. Richardson Pettit	Trustee	June 19, 2006

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby makes, constitutes and appoints each of R. Jay Gerken, Robert I. Frenkel, Thomas C. Mandia, George Hoyt and Rosemary D. Emmens with full power to act without the other, as his or her agent and attorney-in-fact for the purpose of executing in his or her name, in his or her capacity as a Trustee of Legg Mason Partners Trust II (the “Trust”), registration statements on Form N-14 (including amendments thereto), with respect to the Legg Mason Partners International Large Cap Fund, a series of the Trust, to be filed with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

All past acts of an attorney-in-fact in furtherance of the foregoing are hereby ratified and confirmed.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

This power of attorney shall be valid from the date hereof until revoked by me.

IN WITNESS WHEREOF, I have executed this instrument as of the 19th day of June, 2006.

R. Jay Gerken	Trustee and Chairman of the Board	June 19, 2006

Elliott J. Berv	Trustee	June 19, 2006

Donald M. Carlton	Trustee	June 19, 2006

/s/ A. Benton Cocanougher A. Benton Cocanougher	Trustee	June 19, 2006

Mark T. Finn	Trustee	June 19, 2006

Stephen R. Gross	Trustee	June 19, 2006

Diana R. Harrington	Trustee	June 19, 2006

Susan B. Kerley	Trustee	June 19, 2006

Alan G. Merten	Trustee	June 19, 2006

R. Richardson Pettit	Trustee	June 19, 2006

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby makes, constitutes and appoints each of R. Jay Gerken, Robert I. Frenkel, Thomas C. Mandia, George Hoyt and Rosemary D. Emmens with full power to act without the other, as his or her agent and attorney-in-fact for the purpose of executing in his or her name, in his or her capacity as a Trustee of Legg Mason Partners Trust II (the “Trust”), registration statements on Form N-14 (including amendments thereto), with respect to the Legg Mason Partners International Large Cap Fund, a series of the Trust, to be filed with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

All past acts of an attorney-in-fact in furtherance of the foregoing are hereby ratified and confirmed.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

This power of attorney shall be valid from the date hereof until revoked by me.

IN WITNESS WHEREOF, I have executed this instrument as of the 19th day of June, 2006.

R. Jay Gerken	Trustee and Chairman of the Board	June 19, 2006

Elliott J. Berv	Trustee	June 19, 2006

Donald M. Carlton	Trustee	June 19, 2006

A. Benton Cocanougher	Trustee	June 19, 2006

/s/ Mark T. Finn Mark T. Finn	Trustee	June 19, 2006

Stephen R. Gross	Trustee	June 19, 2006

Diana R. Harrington	Trustee	June 19, 2006

Susan B. Kerley	Trustee	June 19, 2006

Alan G. Merten	Trustee	June 19, 2006

R. Richardson Pettit	Trustee	June 19, 2006

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby makes, constitutes and appoints each of R. Jay Gerken, Robert I. Frenkel, Thomas C. Mandia, George Hoyt and Rosemary D. Emmens with full power to act without the other, as his or her agent and attorney-in-fact for the purpose of executing in his or her name, in his or her capacity as a Trustee of Legg Mason Partners Trust II (the “Trust”), registration statements on Form N-14 (including amendments thereto), with respect to the Legg Mason Partners International Large Cap Fund, a series of the Trust, to be filed with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

All past acts of an attorney-in-fact in furtherance of the foregoing are hereby ratified and confirmed.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

This power of attorney shall be valid from the date hereof until revoked by me.

IN WITNESS WHEREOF, I have executed this instrument as of the 19th day of June, 2006.

R. Jay Gerken	Trustee and Chairman of the Board	June 19, 2006

Elliott J. Berv	Trustee	June 19, 2006

Donald M. Carlton	Trustee	June 19, 2006

A. Benton Cocanougher	Trustee	June 19, 2006

Mark T. Finn	Trustee	June 19, 2006

/s/ Stephen R. Gross Stephen R. Gross	Trustee	June 19, 2006

Diana R. Harrington	Trustee	June 19, 2006

Susan B. Kerley	Trustee	June 19, 2006

Alan G. Merten	Trustee	June 19, 2006

R. Richardson Pettit	Trustee	June 19, 2006

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby makes, constitutes and appoints each of R. Jay Gerken, Robert I. Frenkel, Thomas C. Mandia, George Hoyt and Rosemary D. Emmens with full power to act without the other, as his or her agent and attorney-in-fact for the purpose of executing in his or her name, in his or her capacity as a Trustee of Legg Mason Partners Trust II (the “Trust”), registration statements on Form N-14 (including amendments thereto), with respect to the Legg Mason Partners International Large Cap Fund, a series of the Trust, to be filed with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

All past acts of an attorney-in-fact in furtherance of the foregoing are hereby ratified and confirmed.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

This power of attorney shall be valid from the date hereof until revoked by me.

IN WITNESS WHEREOF, I have executed this instrument as of the 19th day of June, 2006.

R. Jay Gerken	Trustee and Chairman of the Board	June 19, 2006

Elliott J. Berv	Trustee	June 19, 2006

Donald M. Carlton	Trustee	June 19, 2006

A. Benton Cocanougher	Trustee	June 19, 2006

Mark T. Finn	Trustee	June 19, 2006

Stephen R. Gross	Trustee	June 19, 2006

/s/ Diana R. Harrington Diana R. Harrington	Trustee	June 19, 2006

Susan B. Kerley	Trustee	June 19, 2006

Alan G. Merten	Trustee	June 19, 2006

R. Richardson Pettit	Trustee	June 19, 2006

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby makes, constitutes and appoints each of R. Jay Gerken, Robert I. Frenkel, Thomas C. Mandia, George Hoyt and Rosemary D. Emmens with full power to act without the other, as his or her agent and attorney-in-fact for the purpose of executing in his or her name, in his or her capacity as a Trustee of Legg Mason Partners Trust II (the “Trust”), registration statements on Form N-14 (including amendments thereto), with respect to the Legg Mason Partners International Large Cap Fund, a series of the Trust, to be filed with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

All past acts of an attorney-in-fact in furtherance of the foregoing are hereby ratified and confirmed.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

This power of attorney shall be valid from the date hereof until revoked by me.

IN WITNESS WHEREOF, I have executed this instrument as of the 19th day of June, 2006.

R. Jay Gerken	Trustee and Chairman of the Board	June 19, 2006

Elliott J. Berv	Trustee	June 19, 2006

Donald M. Carlton	Trustee	June 19, 2006

A. Benton Cocanougher	Trustee	June 19, 2006

Mark T. Finn	Trustee	June 19, 2006

Stephen R. Gross	Trustee	June 19, 2006

Diana R. Harrington	Trustee	June 19, 2006

/s/ Susan B. Kerley Susan B. Kerley	Trustee	June 19, 2006

Alan G. Merten	Trustee	June 19, 2006

R. Richardson Pettit	Trustee	June 19, 2006

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby makes, constitutes and appoints each of R. Jay Gerken, Robert I. Frenkel, Thomas C. Mandia, George Hoyt and Rosemary D. Emmens with full power to act without the other, as his or her agent and attorney-in-fact for the purpose of executing in his or her name, in his or her capacity as a Trustee of Legg Mason Partners Trust II (the “Trust”), registration statements on Form N-14 (including amendments thereto), with respect to the Legg Mason Partners International Large Cap Fund, a series of the Trust, to be filed with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

All past acts of an attorney-in-fact in furtherance of the foregoing are hereby ratified and confirmed.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

This power of attorney shall be valid from the date hereof until revoked by me.

IN WITNESS WHEREOF, I have executed this instrument as of the 19th day of June, 2006.

R. Jay Gerken	Trustee and Chairman of the Board	June 19, 2006

Elliott J. Berv	Trustee	June 19, 2006

Donald M. Carlton	Trustee	June 19, 2006

A. Benton Cocanougher	Trustee	June 19, 2006

Mark T. Finn	Trustee	June 19, 2006

Stephen R. Gross	Trustee	June 19, 2006

Diana R. Harrington	Trustee	June 19, 2006

Susan B. Kerley	Trustee	June 19, 2006

/s/ Alan G. Merten Alan G. Merten	Trustee	June 19, 2006

R. Richardson Pettit	Trustee	June 19, 2006

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby makes, constitutes and appoints each of R. Jay Gerken, Robert I. Frenkel, Thomas C. Mandia, George Hoyt and Rosemary D. Emmens with full power to act without the other, as his or her agent and attorney-in-fact for the purpose of executing in his or her name, in his or her capacity as a Trustee of Legg Mason Partners Trust II (the “Trust”), registration statements on Form N-14 (including amendments thereto), with respect to the Legg Mason Partners International Large Cap Fund, a series of the Trust, to be filed with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

All past acts of an attorney-in-fact in furtherance of the foregoing are hereby ratified and confirmed.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

This power of attorney shall be valid from the date hereof until revoked by me.

IN WITNESS WHEREOF, I have executed this instrument as of the 19th day of June, 2006.

R. Jay Gerken	Trustee and Chairman of the Board	June 19, 2006

Elliott J. Berv	Trustee	June 19, 2006

Donald M. Carlton	Trustee	June 19, 2006

A. Benton Cocanougher	Trustee	June 19, 2006

Mark T. Finn	Trustee	June 19, 2006

Stephen R. Gross	Trustee	June 19, 2006

Diana R. Harrington	Trustee	June 19, 2006

Susan B. Kerley	Trustee	June 19, 2006

Alan G. Merten	Trustee	June 19, 2006

/s/ R. Richardson Pettit R. Richardson Pettit	Trustee	June 19, 2006